Exhibit 99.1
AG Mortgage Investment Trust, Inc. Increases Quarterly Common Dividend 9.5% to $0.23 per Share

AG Mortgage Investment Trust, Inc. Changes Name to TPG Mortgage Investment Trust, Inc.

NEW YORK – (BUSINESS WIRE) – December 16, 2025 – AG Mortgage Investment Trust, Inc. (NYSE: MITT) (the “Company”) announced today that its Board of Directors declared a dividend of $0.23 per common share for the fourth quarter 2025, representing a 9.5% increase over the prior quarter dividend of $0.21 per common share. The dividend is payable on January 30, 2026, to shareholders of record at the close of business on December 31, 2025.

Additionally, effective today, the Company has changed its name to TPG Mortgage Investment Trust, Inc. This milestone marks the successful integration and evolution of TPG Angelo Gordon's credit business into a unified, global platform. This change further aligns our identity with TPG’s investment capabilities and operational excellence, while continuing to deliver strong risk-adjusted returns to our shareholders. The Company’s ticker symbol on the NYSE, “MITT”, will remain the same.

“We are pleased to announce a 9.5% increase in our common stock dividend to $0.23 per share, to continue reflecting the growing earnings power of our investment portfolio and our unwavering commitment to maximizing long-term shareholder value,” said TJ Durkin, Chief Executive Officer and President. “Two years since TPG’s acquisition of Angelo Gordon, the Company continues to benefit from the enhanced resources of a larger firm as we pair our credit team’s deep, sector-driven expertise with TPG’s global network and best-in-class investment and operational platform,” Mr. Durkin continued. “Rebranding MITT to align with TPG’s brand marks an important step in this evolution.”

The Company’s name change will take effect with the NYSE on December 26, 2025. In addition, in connection with the name change, the Company’s web address was updated to www.mitt.tpg.com.

About TPG Mortgage Investment Trust, Inc.

TPG Mortgage Investment Trust, Inc. is a residential mortgage REIT with a focus on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market. The Company is externally managed and advised by AG REIT Management, LLC, an affiliate of TPG Inc. (NASDAQ: TPG).

Additional information can be found on the Company’s website at www.mitt.tpg.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “continue” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding the Company include, but are not limited to, statements regarding the Company’s continued access to enhanced resources of a larger firm, the Company’s ability to deliver strong risk-adjusted returns to shareholders and the amount and timing of dividends, including the Company’s ability to continue reflecting the growing earnings power of its investment portfolio and its ability to maximize long-term shareholder value, or at all. These forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, without limitation, the risk factors contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other reports and documents filed by the Company with the SEC from time to time. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this press release are made only as of the date of this press release or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Contact

TPG Mortgage Investment Trust, Inc.

Investor Relations
(212) 692-2110
mittir@tpg.com

Source: TPG Mortgage Investment Trust, Inc.